SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-12

                              Oshkosh Corporation
                (Name of Registrant as Specified In Its Charter)

                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
                                 A.B. Krongard
                              Vincent J. Intrieri
                                Samuel Merksamer
                               Jos  Maria Alapont
                              Daniel A. Ninivaggi
                               Marc F. Gustafson
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

     1)     Title  of  each  class  of  securities to which transaction applies:

     2)     Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)     Proposed  maximum  aggregate  value  of  transaction:

     5)     Total  fee  paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:

     2)     Form,  Schedule  or  Registration  Statement  No.:

     3)     Filing  Party:

     4)     Date  Filed:

On January 6, 2012, Carl C. Icahn and affiliated entities filed amendment No. 4 to Schedule 13D relating to Oshkosh Corporation, a copy of which is filed herewith as Exhibit 1.

ON DECEMBER 15, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, A.B. KRONGARD, VINCENT J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI AND MARC F. GUSTAFSON, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE "PARTICIPANTS") FROM THE SHAREHOLDERS OF OSHKOSH CORPORATION FOR USE AT ITS 2012 ANNUAL MEETING OF SHAREHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO SHAREHOLDERS OF OSHKOSH CORPORATION FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS:
SHAREHOLDERS  CALL  TOLLFREE:  (800) 6595550 AND BANKS AND BROKERAGE FIRMS CALL:
(212)  2695550.

                                                                       EXHIBIT 1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 13D

                   Under the Securities Exchange Act of 1934
                               (Amendment No. 4)*

                              Oshkosh Corporation
                                (Name of Issuer)

                         Common Stock, Par Value $0.01
                         (Title of Class of Securities)

                                   688239201
                                 (CUSIP Number)

                             Keith Schaitkin, Esq.
                                Icahn Capital LP
                          767 Fifth Avenue, 47th Floor
                            New York, New York 10153
                                 (212) 702-4300
          (Name, Address and Telephone Number of Person Authorized to
                      Receive Notices and Communications)

                                January 6, 2012
            (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box / /.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                  SCHEDULE 13D

Item 1. Security and Issuer

     This statement constitutes Amendment No. 4 to the Schedule 13D relating to the Common Stock, par value $0.01 (the "Shares"), issued by Oshkosh Corporation (the "Issuer"), and hereby amends the Schedule 13D filed with the Securities and Exchange Commission on June 30, 2011 and amended by Amendment Nos. 1 through 3 thereto (as amended, the "Initial Schedule 13D"), on behalf of the Reporting
Persons (as defined in the Initial Schedule 13D), to furnish the additional information set forth herein. All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Initial
Schedule  13D.

Item 4. Purpose of Transaction

Item 4 of the Initial Schedule 13D is hereby amended by adding the following:

On January 6, 2012, Carl Icahn issued an open letter to the shareholders of the Issuer. A copy of the letter is filed herewith as an exhibit and incorporated herein by reference, and any descriptions herein of the letter are qualified in their entirety by reference to the letter filed herewith.

     ON DECEMBER 15, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, A.B. KRONGARD, VINCENT
J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI, MARC F. GUSTAFSON, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE "PARTICIPANTS") FROM THE SHAREHOLDERS OF OSHKOSH CORPORATION FOR USE AT ITS 2012 ANNUAL MEETING OF SHAREHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO SHAREHOLDERS OF OSHKOSH CORPORATION FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS:
SHAREHOLDERS  CALL  TOLLFREE:  (800) 6595550 AND BANKS AND BROKERAGE FIRMS CALL:
(212)  2695550.

Item 7. Material to be Filed as Exhibits

1.  Letter to Shareholders of the Issuer from Carl Icahn, dated January 6,  2012

                                   SIGNATURE

     After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated:  January  6,  2012


ICAHN  PARTNERS  MASTER  FUND  LP
ICAHN  PARTNERS  MASTER  FUND  II  LP
ICAHN  PARTNERS  MASTER  FUND  III  LP
ICAHN  OFFSHORE  LP
ICAHN  PARTNERS  LP
ICAHN  ONSHORE  LP
BECKTON  CORP.
HOPPER  INVESTMENTS  LLC
BARBERRY  CORP.
HIGH  RIVER  LIMITED  PARTNERSHIP
     By:  Hopper  Investments  LLC,  general  partner


     By:  /s/  Edward  E.  Mattner
         ------------------------
         Name:  Edward  E.  Mattner
         Title: Authorized Signatory


ICAHN  CAPITAL  LP
     By:  IPH  GP  LLC,  its  general  partner
     By:  Icahn  Enterprises  Holdings  L.P.,  its  sole  member
By:  Icahn  Enterprises  G.P.  Inc.,  its  general  partner
IPH  GP  LLC
     By:  Icahn  Enterprises  Holdings  L.P.,  its  sole  member
By: Icahn Enterprises G.P. Inc., its general partner ICAHN ENTERPRISES HOLDINGS L.P.
     By: Icahn Enterprises G.P. Inc., its general partner ICAHN ENTERPRISES G.P. INC.


By:  /s/Dominick  Ragone
     -------------------
     Name:  Dominick  Ragone
     Title:  Chief  Financial  Officer




/s/ Carl C. Icahn
--------------------
CARL C. ICAHN

                                                                       EXHIBIT 1

                             FOR IMMEDIATE RELEASE

                CARL ICAHN ISSUES OPEN LETTER TO SHAREHOLDERS OF
                              OSHKOSH CORPORATION

New  York,  New  York,  January  6,  2012
Contact:  Susan  Gordon  (212)  702-4309

Carl Icahn today issued the following open letter to shareholders of Oshkosh
Corporation:

Dear Fellow Oshkosh Shareholders,

The Oshkosh Annual Meeting will take place Friday, January 27, 2012. Your vote is important as Oshkosh is at a CRITICAL JUNCTURE and I believe that my six director nominees have the necessary skills, experience and objectivity to help fix the problems at Oshkosh. I think CHANGE IS NECESSARY and crucial for the future success of Oshkosh.

In a recent letter from the Oshkosh Chairman and from the CEO, the company argues that they should be supported due to a 3-year total shareholder return of 45%. I find this to be absurd since during this time period the total enterprise value of Oshkosh decreased by approximately $500 million, from $3.1 billion to $2.6 billion.(1)

Additionally, I am not sure why this management team feels that their past stock performance is an attribute for which they are owed loyalty, considering Oshkosh was trading at $35 per share at the start of 2011 and now trades in the low $20s. The company is also one of the worst performing among its peers in terms of stock performance over the past five years, and the worst in terms of 2012 projected earnings growth.

The board feels that it is useful to list all of the actions they have taken "In the face of unprecedented market challenges" without mentioning their current dire situation in terms of falling profitability and low share price. They have curiously focused on items that are old news such as:

     - "Achieved the #1 or #2 brands in virtually all of its markets" - though this has not changed for years and was primarily accomplished by acquisitions.

     - "Developed innovative, profitable products like the M-ATV" - which is now at the end of its production cycle.

     - "Reduced debt by approximately $2 billion" - We believe this debt never should have been incurred in the first place. It was used to fund the acquisition of a company whose earnings subsequently went to zero. Management then had to seek waivers under this debt to avoid a potentially disastrous default. Management is now asking for shareholders to be grateful that they have paid down this debt.

     - "Cut approximately $200 million in costs in fiscal 2009" - IT IS NOW FISCAL 2012.

______________________
(1) Total enterprise value of approximately $3.1 billion as of December 31, 2008 is based on total net debt of approximately $2.432 billion as of December 31, 2008 and market capitalization of approximately $662 million (based on the closing stock price on December 31, 2008). Total enterprise value of approximately $2.6 billion as of December 31, 2011 is based on total net debt of approximately $631.5 million as of December 31, 2011 and market capitalization of approximately $1.95 billion (based on the closing stock price on December 31, 2011).

I believe this is one of the major problems with the incumbent management and board; they are congratulating themselves for actions taken in the past rather than addressing challenges the company faces in the present and future.

The board has suggested that I confirmed at a meeting with management that I do not understand the defense business. This only confirms my belief that they did not understand me in the first place. Irrespective of any apparent miscommunication, there is one thing I do understand about the defense business
- defense contractors should charge their customers a price in excess of their cost which is a concept that seems to me to be lost on the Oshkosh board and management given the recent experience with the FMTV contract.

The board is also alleging that I have provided no substantive ideas to enhance shareholder value. After reviewing the details surrounding the MOVE strategy, I firmly believe that their strategy provides no substantive ideas to proactively enhance shareholder value. To put it differently, I believe that their strategy represents the same "wait and see" approach to a recovery which the board has been implementing for years. Shareholders deserve a real plan to deliver value TODAY centered on the following:

     - Immediately explore alternatives for JLG to reallocate capital to debt reduction, returning capital to shareholders and providing opportunities to pursue a more active acquisition strategy surrounding core businesses. -

     - Capitalize on a weak economy by consolidating existing niche businesses and entering new synergistic product lines rather than waiting to see how the economy progresses.

     - Aggressively seek small acquisitions and joint venture opportunities in core product areas to develop a comprehensive international growth strategy.

     - Position the company to participate in coming defense industry consolidation as both a buyer and/or a seller.

     - Integrate and restructure existing operations to maintain profitability, and if the current management is not willing or capable of executing such a restructuring, finding a management team that will.

I believe that my nominees have excellent operational and financial qualifications and that their experience would be extremely beneficial to Oshkosh and its shareholders to move this company to develop a value enhancing strategy.

I urge shareholders to VOTE THE GOLD CARD FOR ALAPONT, GUSTAFSON, INTRIERI, KRONGARD, MERKSAMER AND NINIVAGGI to send a message to the company and deliver the necessary change to take Oshkosh into the future. If you have already voted the white card, you can still change your vote by now VOTING THE GOLD card.

Sincerely,

Carl C. Icahn





     IF YOU HAVE ANY QUESTIONS ABOUT HOW TO VOTE YOUR SHARES OR REQUIRE ANY ASSISTANCE IN EXECUTING YOUR PROXY, PLEASE CALL THE FIRM ASSISTING US IN THE
                            SOLICITATION OF PROXIES:

                             D.F. KING & CO., INC.
                  SHAREHOLDERS CALL TOLL-FREE:  (800) 659-5550
                BANKS AND BROKERS CALL COLLECT:  (212) 269-5550

ON DECEMBER 15, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, A.B. KRONGARD, VINCENT J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI, MARC F. GUSTAFSON, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE "PARTICIPANTS") FROM THE SHAREHOLDERS OF OSHKOSH CORPORATION FOR USE AT ITS 2012 ANNUAL MEETING OF SHAREHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO SHAREHOLDERS OF OSHKOSH CORPORATION FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS:
SHAREHOLDERS  CALL  TOLLFREE:  (800) 6595550 AND BANKS AND BROKERAGE FIRMS CALL:
(212)  2695550.